UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2020

Lancaster Colony Corporation

(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Polaris Parkway Suite 400 Westerville, Ohio	43082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 224-7141

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	LANC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 13, 2020, T. Marzetti Company (“T. Marzetti”), a wholly-owned subsidiary of Lancaster Colony Corporation (the “Company”), entered into a Design/Build Agreement (the “Agreement”) with Gray Construction, Inc. (“Gray”) pursuant to which Gray will design, coordinate, and build an approximate 192,000 square foot addition onto T. Marzetti’s existing facility in Hart County, Kentucky (the “Project”). This Project will include additional processing, packaging, warehousing, employee facilities, and utilities to significantly increase the production capabilities of the current operations and support the continued growth of our dressing and sauce products for both our Retail and Foodservice segments. Subject to certain conditions in the Agreement, T. Marzetti will pay Gray no more than the guaranteed maximum price of approximately $113 million for the Project. The Agreement contains other terms and conditions that are customary for this type of project. The Project is expected to be completed by July 2022.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

Based on its current plans, the Company expects total capital expenditures for the Project to be approximately $121 million, of which an estimated $45 million will be spent in fiscal 2021 and most of the remaining amount will be spent in fiscal 2022. The Company estimates that its total capital expenditures for fiscal 2021, including $45 million for the Project, could range from $115 to $135 million.

Forward Looking Statements

The Company desires to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). This Current Report on Form 8-K contains various “forward-looking statements” within the meaning of the PSLRA and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “plan,” “expect,” “hope” or similar words. These statements discuss future expectations; contain projections regarding future developments, operations or financial conditions; or state other forward-looking information. Such statements are based upon assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, expected future developments; and other factors we believe to be appropriate. These forward-looking statements involve various important risks, uncertainties and other factors, many of which are beyond our control and could be amplified by the COVID-19 pandemic, which could cause our actual results to differ materially from those expressed in the forward-looking statements. Some of the key factors that could cause actual results to differ materially from those expressed in the forward-looking statements include:

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significant shifts in consumer demand and disruptions to our employees, communities, customers, supply chains, operations, and production processes resulting from COVID-19 and other epidemics, pandemics or similar widespread public health concerns and disease outbreak;

•	efficiencies in plant operations;

•	dependence on contract manufacturers, distributors and freight transporters, including their financial strength in continuing to support our business;

•	the potential for loss of larger programs or key customer relationships;

•	fluctuations in the cost and availability of ingredients and packaging;

•	capacity constraints that may affect our ability to meet demand or may increase our costs;

•	difficulties in designing and implementing our new enterprise resource planning system;

•	the success and cost of new product development efforts;

•	the ability to successfully grow recently acquired businesses;

•	cyber-security incidents, information technology disruptions, and data breaches;

•	changes in demand for our products, which may result from loss of brand reputation or customer goodwill;

•	price and product competition;

•	the lack of market acceptance of new products;

•	the impact of customer store brands on our branded retail volumes;

•	the reaction of customers or consumers to price increases we may implement;

•	adverse changes in freight, energy or other costs of producing, distributing or transporting our products;

•	stability of labor relations;

•	the extent to which recent and future business acquisitions are completed and acceptably integrated;

•	dependence on key personnel and changes in key personnel;

•	the effect of consolidation of customers within key market channels;

•	the impact of fluctuations in our pension plan asset values on funding levels, contributions required and benefit costs;

•	the possible occurrence of product recalls or other defective or mislabeled product costs;

•	maintenance of competitive position with respect to other manufacturers;

•	changes in estimates in critical accounting judgments;

•	the impact of any regulatory matters affecting our food business, including any required labeling changes and their impact on consumer demand;

•	the outcome of any litigation or arbitration;

•	adequate supply of skilled labor; and

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risks related to other factors described under “Risk Factors” in other reports and statements filed by us with the Securities and Exchange Commission, including without limitation our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q (available at www.sec.gov).

Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update such forward-looking statements, except as required by law. Management believes these forward-looking statements to be reasonable; however, you should not place undue reliance on statements that are based on current expectations.

Information Furnished Pursuant to Item 7.01

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Design/Build Agreement between T. Marzetti Company and Gray Construction, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation

Date: November 16, 2020	By:	/s/ Matthew R. Shurte
Matthew R. Shurte
General Counsel and Secretary

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